UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: November 01, 2010
(Date of earliest event reported)

United States Antimony Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-08675
_____________________________________

Montana	81-0305822
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 643
Thompson Falls, MT 59873
(Address of principal executive offices, including zip code)

 (406) 827-3523
(Registrant’s telephone number, including area code)

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 01, 2010, the Company issued a press release entitled “U.S. Antimony Reports Delay of Mexican Antimony Mill”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of United States Antimony Corporation dated November 01, 2010.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION
Date: November 01, 2010	By:	/s/ John C. Lawrence
John C. Lawrence President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of United States Antimony Corporation dated November 01, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.